UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 25, 2014

COMM 2014-CCRE18 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
Ladder Capital Finance LLC
Natixis Real Estate Capital LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-193376-07	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Original Form 8-K”), dated and filed as of June 25, 2014, with respect to COMM 2014-CCRE18 Mortgage Trust. The purpose of this amendment is (1) to file the executed versions of the agreements filed as Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 to the Form 8-K, (2) to make any clerical and other minor revisions to the versions of Exhibits 1.1, 4.1, 99.1, 99.2, 99.3 and 99.4 that were previously filed and (3) to provide certain disclosure relating to the servicing of the Mortgage Loans identified as “Bronx Terminal Market” and “Southfield Town Center”.  No other changes have been made to the Original Form 8-K other than the changes described above.

Item 1.01 – Entry into a Material Definitive Agreement.

On June 27, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 (the “CCRE18 Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, between the Registrant, as depositor, KeyBank National Association, as master servicer (the “CCRE18 Master Servicer”), Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, of COMM 2014-CCRE18 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2014-CCRE18 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the CCRE18 Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 60 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “Bronx Terminal Market” on Exhibit B to the CCRE18 Pooling and Servicing Agreement (the “Bronx Terminal Market Mortgage Loan”) is an asset of the Issuing Entity.  The Bronx Terminal Market Mortgage Loan is part of a loan combination (the “Bronx Terminal Market Loan Combination”) that includes the Bronx Terminal Market Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “Bronx Terminal Market Pari Passu Companion Loans”).  The Bronx Terminal Market Loan Combination, including the Bronx Terminal Market Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 1, 2014 (the “CCRE17 Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.  The CCRE17 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on June 19, 2014 (the “Prospectus Supplement”), the terms and conditions of the CCRE17 Pooling and Servicing Agreement applicable to the servicing of the Bronx Terminal Market Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the CCRE18 Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Bronx Terminal Market Mortgage Loan).

The Mortgage Loan identified as “Southfield Town Center” on Exhibit B to the CCRE18 Pooling and Servicing Agreement (the “Southfield Town Center Mortgage Loan”), is an asset of the Issuing Entity.  The Southfield Town Center Mortgage Loan is part of a loan combination (the “Southfield Town Center Loan Combination”) that includes the Southfield Town Center Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Southfield Town Center Pari Passu Companion Loan”).  The Southfield Town Center Loan Combination, including the Southfield Town Center Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2014 (the “UBS3 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  The UBS3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

As disclosed in the Prospectus Supplement, the terms and conditions of the UBS3 Pooling and Servicing Agreement applicable to the servicing of the Southfield Town Center Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the CCRE18 Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the Southfield Town Center Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.2	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.3	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.

99.4	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

99.5
Pooling and Servicing Agreement, dated as of May 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division Of PNC Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.6
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: August 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.
99.2	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.3	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation, Ladder Capital Finance LLC and Ladder Capital Finance Holdings LLLP.
99.4	Mortgage Loan Purchase Agreement, dated June 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.
99.5
Pooling and Servicing Agreement, dated as of May 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division Of PNC Bank, National Association, as master servicer and as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

99.6
Pooling and Servicing Agreement, dated as of June 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.